UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM SE
                             Dated November 26, 2004

          Form N-SAR              Six months ended 9/30/04        811-4559
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Report, Schedule or Statement of      Period of Report     SEC File No. of Form,
 Which the Documents Are a Part       (If Appropriate)     Schedule or Statement

       State Street Research Income Trust                          787980
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(Exact Name of Registrant As Specified in Charter)         Registrant CIK Number


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                    Name of Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. FILINGS MADE ON BEHALF OF THE REGISTRANT: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 26th day of November, 2004.

                       State Street Research Income Trust
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                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
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                                   (Signature)


                   Edward T. Gallivan, Jr.
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                                  (Print Name)


                   Assistant Treasurer
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                                     (Title)


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

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    (Date)                                (Signature)

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                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)